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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2026

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Janus International Group, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-40456	86-1476200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
135 Janus International Blvd., Temple, GA 30179 (Address of Principal Executive Offices, Zip Code)
Registrant’s telephone number, including area code: (866) 562-2580
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	JBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 2.02. Results of Operations and Financial Condition.
On August 11, 2026, Janus International Group, Inc. (the “Company”) issued a press release announcing financial results for the quarter ended July 4, 2026 (the “Earnings Release”). The full text of the Earnings Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is available on the investor relations section of the Company’s website at https://ir.janusintl.com.
The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of the general incorporation language contained in such filing. Without limiting the generality of the foregoing, the text of the Earnings Release set forth under the heading entitled “Forward-Looking Statements” is incorporated by reference into this Item 2.02.

Item 7.01. Regulation FD Disclosure.
On August 11, 2026, the Company provided an earnings presentation for the quarter ended July 4, 2026 and an updated investor presentation, both of which will be made available on the investor relations section of the Company’s website at https://ir.janusintl.com. The earnings presentation and investor presentation are furnished as Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K.
The information in this Item 7.01, including Exhibit 99.2 and Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, regardless of the general incorporation language contained in such filing. Without limiting the generality of the foregoing, the text of the investor presentation set forth under the heading entitled “Forward-Looking Statements” is incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release, dated August 11, 2026

99.2	Earnings Presentation, dated August 11, 2026

99.3	Investor Presentation, dated August 11, 2026

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2026
JANUS INTERNATIONAL GROUP, INC.
By: /s/ Anselm Wong
Name: Anselm Wong
Title: Chief Financial Officer